EXHIBIT 4.2


NUMBER __                                                 SHARES - COMMON STOCK
                                                          CUSIP____________

                                                          SEE REVERSE FOR
                                                          DEFINITIONS


                              CERTIFICATE OF STOCK
                            FROST CAPITAL GROUP, INC.
             (Incorporated under the laws of the State of Delaware)


         This certifies that __________________is the owner of ________ fully paid and non-assessable shares of common stock, par value $.0001 per share, of Frost Capital Group, Inc. (hereinafter called the "Corporation"), transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation (copies of which are on file at the office of the Transfer Agent of the Corporation), to all of which the holder by acceptance hereof assents.

         This certificate is not valid unless countersigned by the Transfer
Agent.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:      FROST CAPITAL GROUP, INC.          COUNTERSIGNED:

__________                                     AMERICAN STOCK TRANSFER
                                               & TRUST COMPANY, as Warrant Agent


            By:                                By:
               ------------------------------     ------------------------------
               Name:                              Name:
                    -------------------------          -------------------------
               Title:                             Title:
                     ------------------------           ------------------------


                            FROST CAPITAL GROUP, INC.
                                    CORPORATE
                                      SEAL
                                      2001
                                    DELAWARE
                                        *

                            FROST CAPITAL GROUP, INC.

         The Corporation will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional, or other special rights or each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - ____ Custodian _____
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants          Act ______________
          in common                                       (State)

         Additional abbreviations may also be used though not in the above list.

         For value received, ___________________ hereby sells, assigns and transfers unto
                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
________________________________________________________________________________

__________________________________________________________________________
shares of the capital stock represented by the within Certificate; and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________


         _______________________________________________________________________
         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



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